Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 14 Income Taxes

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (“The Act”). The Act includes a number of provisions, including the lowering of the U.S. corporate tax rate from 35 percent to 21 percent, effective January 1, 2018. The Act limits our U.S. interest expense deductions to approximately 30 percent of EBITDA through December 31, 2021 and to approximately 30 percent of earnings before net interest and taxes (“EBIT”) thereafter. The Act also introduced a new minimum tax (“BEAT”). We are treating the BEAT as a period cost that does not impact the 2017 tax provision. We are currently evaluating the impact of The Act on our future cash taxes.

The company recognized the income tax effects of The Act in its 2017 financial statements in accordance with Staff Accounting Bulletin No. 118, which provides SEC staff guidance for the application of ASC Topic 740, Income Taxes, in the reporting period in which The Act was signed into law. As such, the company’s financial results reflect the income tax effects of The Act for which the accounting under ASC Topic 740 is complete and provisional amounts for those specific income tax effects of The Act for which the accounting under ASC Topic 740 is incomplete but a reasonable estimate could be determined. The company did not identify items for which the income tax effects of The Act have not been completed and a reasonable estimate could not be determined as of December 31, 2017.

The company measures deferred tax assets and liabilities using enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid. Accordingly, the company’s U.S. deferred tax assets and liabilities were remeasured to reflect the reduction in the U.S. corporate income tax rate from 35 percent to 21 percent, resulting in a $28 million income tax benefit for the year ended December 31, 2017 and a corresponding $28 million decrease in net deferred tax liabilities as of December 31, 2017.

The following table summarizes our total income (loss) before income taxes (in thousands):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2015	2016	2017
Domestic income (loss) before income taxes	$(3,966,322)	$938,156	$(18,149)
Foreign income before income taxes	48,382	71,942	(85,535)

Total income (loss) before income taxes	$(3,917,940)	$1,010,098	$(103,684)

The primary reason for the variance in domestic income before income tax was that our Luxembourg entities recorded a net gain on the extinguishment of debt in 2016. In 2015, they recorded impairments of goodwill and other intangible assets. No comparable amounts were recorded in 2017.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2015	2016	2017
Current income tax provision
Domestic	$—	$(35)	$(125)
Foreign	10,817	25,721	27,309

Total	10,817	25,686	27,184

Deferred income tax benefit:
Domestic	$—	$(80)	$72
Foreign	(9,304)	(9,620)	43,874

Total	(9,304)	(9,700)	43,946

Total income tax provision (benefit):	$1,513	$15,986	$71,130

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 27.08% for the reasons set forth in the following table (in thousands):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2015	2016	2017
Expected tax provision (benefit) at Luxembourg statutory income tax rate	$(1,144,822)	$295,150	$(28,078)
Foreign income tax differential	42,339	51,787	66,242
Nontaxable interest income	(67,651)	—	—
Lux Financing Activities	40,169	(8,279)	30,232
Tax deductible impairment charges in Luxembourg subsidiaries	(854,393)	(1,280,759)	—
Change in tax rate	—	416,156	(28,250)
Goodwill impairment	599,974	—	—
Changes in unrecognized tax benefits	(15,465)	(1,629)	(79)
Changes in valuation allowance	1,463,774	554,479	40,853
Tax effect of 2011 Intercompany Sale	(6,112)	(6,701)	(6,073)
Foreign tax credits	(2,171)	(5,480)	(3,107)
Research and development tax credits	(2,103)	(3,275)	(2,786)
Other	(52,026)	4,537	2,176

Total income tax provision (benefit)	$1,513	$15,986	$71,130

The majority of our operations are located in taxable jurisdictions, including Luxembourg, the United States and the United Kingdom. Our Luxembourg companies that file tax returns as a consolidated group generated a taxable income for the year ended December 31, 2017. Due to our cumulative losses in recent years, and the inherent uncertainty associated with the realization of taxable income in the foreseeable future, we recorded a full valuation allowance against the net operating losses generated in Luxembourg. The difference between tax expense (benefit) reported in the consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in many of the foreign markets in which we operate.

Our Luxembourg net operating loss includes the effect of Luxembourg tax to U.S. GAAP differences, primarily related to fair value adjustments attributable to the migration of certain holding companies and subsidiaries’ jurisdiction of organization from Bermuda to Luxembourg on December 15, 2009 and the result of a series of internal transactions and related steps completed on January 12, 2011, that reorganized the ownership of our assets among our subsidiaries and effectively combined the legacy business of Intelsat Subsidiary Holding Company S.A. and Intelsat Corporation. Another reason for our Luxembourg net operating loss is the impairment charges against Luxembourg tax values of certain intangible assets and investments in subsidiaries.

The following table details the composition of the net deferred tax balances as of December 31, 2016 and 2017 (in thousands):

	As of December 31, 2016	As of December 31, 2017
Long-term deferred taxes, net	$(168,445)	$(48,434)
Other assets	15,181	14,583

Net deferred taxes	$(153,264)	$(33,851)

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2016	As of December 31, 2017
Deferred tax assets:
Accruals and advances	$31,015	$17,169
Amortizable intangible assets	17,549	13,421
Non-Amortizable intangible assets	76,774	147,332
Performance incentives	14,599	7,289
Customer deposits	20,664	16,064
Bad debt reserve	8,659	2,033
Accrued retirement benefits	67,998	43,592
Disallowed interest expense carryforward	109,575	75,546
Net operating loss carryforward	3,937,736	3,840,759
Tax credits	17,562	11,335
Other	16,491	8,418

Total deferred tax assets	4,318,622	4,182,958

Deferred tax liabilities:
Satellites and other property and equipment	(186,390)	(266,330)
Amortizable intangible assets	(379,653)	(366,777)
Non-amortizable intangible assets	(186,618)	(103,730)
Tax basis differences in investments and affiliates	(231,210)	(6,753)
Other	(72,524)	(16,875)

Total deferred tax liabilities	(1,056,395)	(760,465)

Valuation allowance	(3,415,491)	(3,456,344)

Total net deferred tax liabilities	$(153,264)	$(33,851)

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes to simplify the presentation of deferred income taxes. The amendments in this update require that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. ASU 2015-17 is effective for interim and annual periods beginning after December 15, 2016 on a prospective or retrospective basis with early adoption allowed. We adopted the amendments in the fourth quarter of 2015 on a prospective basis.

As of December 31, 2016 and 2017, our consolidated balance sheets included a deferred tax asset in the amount of $3.9 billion and $3.8 billion, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards. In addition, our balance sheets as of December 31, 2016 and December 31, 2017 included $28.7 million and $15.4 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of tax credit carryforwards. Our alternative minimum tax credit as of December 31, 2017 of $2.3 million has been reclassified to a long term tax receivable as it is a refundable tax under The Act. As of December 31, 2017, we had tax-effected U.S. federal, state and other foreign tax net operating loss carryforwards of $40.6 million expiring, for the most part, between 2022 and 2037, and tax effected Luxembourg net operating loss carryforwards of $3.8 billion without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense, satellite depreciation and amortization and impairment charges related to investments in subsidiaries, goodwill and other intangible assets. Our research and development credit of $4.2 million may be carried forward to 2037. Our foreign tax credit of $11.2 million may be carried forward to 2026.

Our valuation allowance as of December 31, 2016 and 2017 was $3.4 billion and $3.5 billion, respectively. Almost all of the valuation allowance relates to Luxembourg net operating loss carryforwards and deferred tax assets created by differences between U.S. GAAP and Luxembourg tax basis. Certain operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally Luxembourg subsidiaries, are subject to the risks of our overall business conditions which make their earnings less predictable. Our valuation allowance as of December 31, 2017 also relates to certain deferred tax assets in our U.S. subsidiary, including foreign tax credit carryforward and disallowed interest expense carryforward.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2016	2017
Balance at January 1	$40,248	$36,167
Increases related to current year tax positions	2,301	2,193
Increases related to prior year tax positions	1,530	304
Decreases related to prior year tax positions	(878)	(3)
Expiration of statute of limitations for the assessment of taxes	(7,034)	(7,281)

Balance at December 31	$36,167	$31,380

As of December 31, 2016 and December 31, 2017 our gross unrecognized tax benefits were $36.2 million and $31.4 million, respectively (including interest and penalties), of which $27.9 million and $27.8 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2016 and 2017, we had recorded reserves for interest and penalties in the amount of $3.1 million and $0.6 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2017, the change in the balance of unrecognized tax benefits consisted of an increase of $2.2 million related to current tax positions, an increase of $0.3 million related to prior tax positions, and a decrease of $7.3 million due to the expiration of statute of limitations for the assessment of taxes.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States, the United Kingdom and Brazil to be our significant tax jurisdictions. Our Luxembourg, U.S., United Kingdom and Brazilian subsidiaries are subject to income tax examination for periods after December 31, 2011. Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

On March 3, 2014, Intelsat Corp, Intelsat Global Service LLC, Intelsat General, Intelsat USA License LLC and Intelsat USA Sales LLC were notified by the District of Columbia Office of the Tax Revenue of its intent to initiate an audit for the tax years ending 2010 and 2011. In June 2017, this audit was closed without any adjustments that were material to our results of operations, financial position or cash flows.